PRUDENTIAL SERIES FUND

PSF PGIM 50/50 Balanced Portfolio

PSF PGIM Flexible Managed Portfolio

PSF PGIM Total Return Bond Portfolio

Supplement dated September 29, 2023 to the

Currently Effective Summary Prospectus and Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for Prudential Series Fund (the Trust) and the Summary Prospectuses relating to the portfolios referenced above (each a Portfolio and collectively the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Mr. Matthew Angelucci and Mr. Tyler Thorn are added to each Portfolio's portfolio management team.

To reflect these changes, the Trust's Prospectus, and the Summary Prospectuses relating to the Portfolios are hereby revised as follows effective immediately:

I.The tables in the section of the Prospectus and Summary Prospectuses entitled "Management of the Portfolio" are hereby revised by adding the following information with respect to Mr. Angelucci and Mr. Thorn:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

Principal and
PGIM	PGIM Fixed	Matthew	Co-Senior
	Income*, PGIM		Portfolio
Investments LLC	Limited	Angelucci	Manager	September 2023
	PGIM Fixed		Vice President
PGIM	Income*, PGIM		and Portfolio
Investments LLC	Limited	Tyler Thorn	Manager	September 2023

*PGIM Fixed Income is a business unit of PGIM, Inc.

II.The following professional biographies are hereby added after the last paragraph in the sections of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Managers:"

Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income's Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.

Tyler Thorn is a Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP2